SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

current report
pursuant to section 13 or 15(d) of the
securities exchange act of 1934

Date of Report (date of earliest event reported): June 28, 2005

A. SCHULMAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 West Market Street Akron, Ohio	44333

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 666-3751

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

     On June 28, 2005, A. Schulman, Inc. issued a press release revising its earnings guidance for the fiscal third quarter ended May 31, 2005. The press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Press release dated June 28, 2005, providing revised earnings guidance for the fiscal third quarter ended May 31, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc. (Registrant)
By:	/s/ Robert A. Stefanko
Robert A. Stefanko
Executive Vice President - Finance and Administration

Date: June 29, 2005

EXHIBIT INDEX

FURNISHED WITH
EXHIBIT		THIS
NUMBER	EXHIBIT	REPORT
99.1	Press release dated June 28, 2005, providing revised earnings guidance for the fiscal third quarter ended May 31, 2005.	X